6-1162-RLL-932R1


Southwest Airlines Co.
P.O. Box 36611 - Love Field
Dallas, Texas  75235

Subject:	Letter Agreement No. 6-1162-RLL-932R1 to
		Purchase Agreement No. 1810 - ***


This Letter Agreement amends Purchase Agreement
No. 1810 dated as of even date herewith (the Agreement) between The Boeing Company (Boeing) and Southwest
Airlines Co. (Buyer) relating to Model 737-7H4 aircraft
(the Aircraft) and to Letter Agreement No. 6-1162-RLL-
933, as amended, entitled "Option Aircraft," relating to the sale by Boeing and purchase by Buyer of additional Model 737-7H4 aircraft (the Option Aircraft and the Rollover Option Aircraft) up to a total of two hundred fifty (250) Aircraft.

All terms used and not defined herein will have the same meaning as in the Agreement.

1.	Planning Meeting.

	Boeing will assist Buyer in the introduction of the Aircraft by providing to Buyer certain promotional support. Promptly after execution of the Agreement and before any funds are disbursed, Boeing Airline
Promotion will meet with Buyer's designated representatives to discuss the extent, selection and scheduling of the promotional support to be provided.

2. ***


*** 	Pursuant to 17 CFR, 240.24b-2, confidential
information has been omitted and has been filed separately with the Securities and Exchange
Commission pursuant to a Confidential Treatment
Application filed with the Commission.

3. 	Additional Support.

Additional promotional support may be provided by Boeing subject to the parties reaching mutual agreement as to the type of services, timing and price.


Very truly yours,

THE BOEING COMPANY



By   /s/ D. S. Foster

Its  Attorney-in-Fact


ACCEPTED AND AGREED TO as of this

date: January 24, 2000

SOUTHWEST AIRLINES CO.



By   /s/ Laura Wright

Its  Treasurer


Southwest Airlines Co.
6-1162-RLL-932R1

P.A. No. 1810
K/SWA		SA-11